Supplement dated October 31, 2017

to the current Prospectuses, as amended, for

NYLIAC Single Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

New York Life Lifetime Wealth Variable Universal Life

NYLIAC Pinnacle Variable Universal Life

NYLIAC Pinnacle Survivorship Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the current prospectuses, as amended (the “Prospectuses”) for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to describe changes taking effect on November 13, 2017. Keeping this purpose in mind, please note the following:

CLOSURE OF INVESTMENT DIVISIONS TO NEW INVESTMENTS

Effective as of the close of business on November 10, 2017 (the “Closure Date”), the following four Investment Divisions will be closed to all policyowners except those policyowners who have Cash Value allocated to the Investment Divisions as of the Closure Date.

A.	Mainstay VP Cornerstone Growth – Initial Class[1]

B.	MainStay VP Emerging Markets Equity – Initial Class

C.	MainStay VP T. Rowe Price Equity Income – Initial Class

D.	Victory VIF Diversified Stock – Class A2

Policyowners who have cash value allocated to these Investment Divisions as of the Closure Date may continue to allocate Cash Value to the Investment Divisions thereafter. Existing policyowners who remove all Cash Value from these Investment Divisions on or after the Closure Date, however, will not be able to reinvest in them at a later date. Policyowners who do not have Cash Value allocated to the Investment Divisions as of the Closure Date will not be permitted to invest in these Investment Divisions thereafter.

Automated investment features such as Dollar Cost Averaging, Automatic Asset Reallocation, Expense Allocation and Interest Sweep programs, if elected prior to the Closure Date, will not be affected by the closures unless a policyowner withdraws or otherwise transfers his/her entire account value from these Investment Divisions.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010

[1]	Mainstay VP Cornerstone Growth – Initial Class is not available through New York Life Lifetime Wealth Variable Universal Life policies.
[2]	Victory VIF Diversified Stock – Class A is only available through New York Life Lifetime Wealth Variable Universal Life policies.